Exhibit (d)(2)

          Municipal Auction Rate Cumulative Preferred Shares, Series W

NUMBER 1                                                    SHARES

                           MFS MUNICIPAL INCOME TRUST

ORGANIZED AS A BUSINESS TRUST UNDER THE LAWS                SEE REVERSE FOR
OF THE COMMONWEALTH OF MASSACHUSETTS                        CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY            CUSIP #

THIS CERTIFIES THAT

                                   CEDE & CO.

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES OF BENEFICIAL INTEREST, WITHOUT PAR VALUE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                           MFS MUNICIPAL INCOME TRUST

TRANSFERABLE ON THE BOOKS OF SAID TRUST IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Amended and Restated Declaration of Trust, dated ________ __, 2000 (a copy of which has been filed with the Secretary of State of the Commonwealth of Massachusetts), and of the By-Laws of the Trust and of all the amendments from time to time made thereto. The Amended and Restated Declaration of Trust provides that the name MFS Municipal Income Trust refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim otherwise in connection with the affairs of the Trust but the Trust property only shall be liable.

IN WITNESS WHEREOF, MFS MUNICIPAL INCOME TRUST HAS CAUSED ITS SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

Dated:      ________ __, 200_

Countersigned and Registered:
      BANKERS TRUST COMPANY                           ________________________
      (New York) Transfer Agent                       Vice President


By:   ______________________________                  ________________________
      Authorized Signature                            Secretary


THE TRANSFER OF THE MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE STATEMENT CREATING THE MUNICIPAL PREFERRED SHARES OF THE TRUST. THE TRUST WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE TRUST.

                           MFS MUNICIPAL INCOME TRUST

     A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of shares of beneficial interest which the Trust is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Trustees to set the relative rights and preferences of subsequent classes and series, will be furnished by the Trust to any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common              UNIF GIFT MIN ACT--_______       Custodian____
TEN ENT -- as tenants by the entireties                        (Cust)             (Minor)
JT TEN --  as joint tenants with right       under Uniform Gifts to
           of survivorship and not as        Minors Act __________
           tenants in common                              (State)


     Additional abbreviations also may be used though not in the above list.

For value received, _______________________ hereby sell, assign and transfer unto

Please insert social securities or other identifying number of assignee


--------------------------------------------------

--------------------------------------------------

_______________________________________________________________________________
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)



_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________shares of the shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________________
Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated:________________________

      NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.

          Municipal Auction Rate Cumulative Preferred Shares, Series F

NUMBER 1                                                    SHARES

                           MFS MUNICIPAL INCOME TRUST

ORGANIZED AS A BUSINESS TRUST UNDER THE LAWS                SEE REVERSE FOR
OF THE COMMONWEALTH OF MASSACHUSETTS                        CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY            CUSIP #

THIS CERTIFIES THAT

                                   CEDE & CO.

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES OF BENEFICIAL INTEREST, WITHOUT PAR VALUE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                           MFS MUNICIPAL INCOME TRUST

TRANSFERABLE ON THE BOOKS OF SAID TRUST IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Amended and Restated Declaration of Trust, dated ________ __, 2000 (a copy of which has been filed with the Secretary of State of the Commonwealth of Massachusetts), and of the By-Laws of the Trust and of all the amendments from time to time made thereto. The Amended and Restated Declaration of Trust provides that the name MFS Municipal Income Trust refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim otherwise in connection with the affairs of the Trust but the Trust property only shall be liable.

IN WITNESS WHEREOF, MFS MUNICIPAL INCOME TRUST HAS CAUSED ITS SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

Dated:      ________ __, 200_

Countersigned and Registered:
      BANKERS TRUST COMPANY                           ________________________
      (New York) Transfer Agent                       Vice President


By:   ______________________________                  ________________________
      Authorized Signature                            Secretary


THE TRANSFER OF THE MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE STATEMENT CREATING THE MUNICIPAL PREFERRED SHARES OF THE TRUST. THE TRUST WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE TRUST.

                           MFS MUNICIPAL INCOME TRUST

     A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of shares of beneficial interest which the Trust is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Trustees to set the relative rights and preferences of subsequent classes and series, will be furnished by the Trust to any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common              UNIF GIFT MIN ACT--_______       Custodian____
TEN ENT -- as tenants by the entireties                        (Cust)             (Minor)
JT TEN --  as joint tenants with right       under Uniform Gifts to
           of survivorship and not as        Minors Act __________
           tenants in common                              (State)


     Additional abbreviations also may be used though not in the above list.

For value received, _______________________ hereby sell, assign and transfer unto

Please insert social securities or other identifying number of assignee


--------------------------------------------------

--------------------------------------------------


_______________________________________________________________________________
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)



_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________shares of the shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________________
Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated:________________________

      NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.